UNITED STATES

                   SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                               FORM 8-K\A

                              CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d)

                 OF THE SECURITIES EXCHANGE ACT OF 1934

            Date of Report (Date of earliest event reported):
                            January 7, 2009

                      EMPIRE PETROLEUM CORPORATION


        (Exact name of registrant as specified in its charter)


        Delaware                   001-16653              73-1238709
(State or other jurisdiction  (Commission file Number) (IRS Employer
of Incorporation)                                     Identification No.)

8801 S. Yale, Suite 120                      74137-3575
(Address of principal executive office)      (Zip Code)


Registrant's telephone number, including area code:  (918-488-8068)

                        Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K\A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01  Changes in Registrant's Certifying Accountant.

     On January 7, 2009, Tullius Taylor Sartain & Sartain LLP ("Tullius Taylor"), the prior independent registered public accounting firm of Empire Petroleum Corporation (the "Company"), and Hogan & Slovacek, P.C. merged their operations to become HoganTaylor, LLP ("HoganTaylor"). The respective employees, partners and shareholders of the merged firms have become employees and partners of HoganTaylor which will continue the practices of each of the merged firms. Consequently, HoganTaylor has assumed the role of the independent registered public accounting firm of the Company, subject to the approval or ratification of the Company's Board of Directors.

     As this is a combination of the two existing accounting firms and their respective practices, there was no resignation of the predecessor firm. Also, as this is a newly created firm, there have been no pre-engagement consultations or contacts with HoganTaylor.

     The reports of Tullius Taylor regarding the Company's financial statements for the fiscal years ended December 31, 2007 and 2006 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, but did include an emphasis paragraph relating to an uncertainty as to the Company's ability to continue as a going concern. During the years ended December 31, 2007 and 2006, and during the period from December 31, 2007 to February 9, 2009 there were no disagreements with Tullius Taylor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Tullius Taylor would have caused it to make reference to such disagreement in its report.

     The Company provided HoganTaylor as the successor to Tullius Taylor with a copy of this Current Report on Form 8-K\A prior to its filing with the Securities and Exchange Commission and requested that HoganTaylor, as such successor, furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with above statements and if it does not agree, the respects in which it does not agree. A copy of the letter, dated February 9, 2009, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K\A.

ITEM 9.01  Financial Statements and Exhibits

         (c)  Exhibits

              16.1  Letter to Securities & Exchange Commission


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized officer.

Date:  February 9, 2009

Empire Petroleum Corporation

BY: /s/Albert E. Whitehead

Chief Executive Officer

EXHIBIT 16.1
              Letter to Securities & Exchange Commission


February 9, 2009



Securities and Exchange Commission
100 F. Street, NE
Washington DC  208549

Dear Ladies and Gentlemen:

We are the successor independent registered public accounting firm for Empire Petroleum Corporation. (the Company). We have read the Company's disclosure set forth in Item 4.01 "Changes in Registrant's Certifying Accountants" of the Company's Current Report on Form 8-K\A dated February 9, 2009 (the "Current Report") and are in agreement with the disclosure in the Current Report, Insofar as it pertains to our predecessor firm, Tullius Taylor Sartain & Sartain LLP.


Sincerely,

/s/ HoganTaylor, LLP